EXHIBIT 32.2
SARBANES-OXLEY SECTION 906 CERTIFICATION
     In connection with the Quarterly Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Mark A. Kopser, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Kopser
Mark A. Kopser
Chief Financial Officer

August 10, 2007